FINANCIAL INVESTORS TRUST

REDMONT RESOLUTE FUND I

Supplement dated December 17, 2015

to the

Prospectus and Statement of Additional Information each dated August 31, 2015 for the Redmont Resolute Fund I,

a series of Financial Investors Trust (the “Trust”)

The below information supersedes the information in the supplement dated December 16, 2015.

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Highland Associates, Inc. (the “Adviser”), the investment adviser to the Redmont Resolute Fund I (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on January 29, 2016.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on December 16, 2015.  However, any distributions declared to shareholders of the Fund after December 16, 2015, and until the close of trading on the New York Stock Exchange on January 29, 2016 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.  Although the Fund will be closed to new purchases as of December 16, 2015, you may continue to redeem your shares of the Fund after December 16, 2015, as provided in the Prospectus.  Please note, however, that the Fund will be liquidating its assets as of the close of business on January 29, 2016.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on January 29, 2016, the effective time of the liquidation, your shares will be redeemed,

and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of

January 29, 2016, subject to any required withholdings.  As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Fund will bear the expenses incurred by the Fund in carrying out the Plan.

Please retain this supplement with your Prospectus and Statement of Additional Information.